Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2005-VT1
Composition of Contract Pool
at December 31, 2006

		Weighted	Weighted	Average
	Current	Average	Average	Required
Number	Required	Original	Remaining	Payoff
of	Payoff	Term	Term	Amount
Contracts	Amount			(Range)

42,490	$257,069,368	52.29 months	23.45 months	$6,050
$0 to $2,857,269.18)

Type of Contract
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Contract	Contracts	Contracts	Amount	Amount
True Leases	23,178	54.55%	174,254,516	67.79%
Finance Leases	19,312	45.45	82,814,852	32.21
Total	42,490	100.00%	257,069,368	100.00%

CIT Equipment Collateral 2005-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	387	0.91%	1,548,359	0.60%
Alaska	84	0.20	234,426	0.09
Arizona	731	1.72	4,632,928	1.80
Arkansas	256	0.60	1,606,671	0.62
California	5,155	12.13	25,092,757	9.76
Colorado	1,066	2.51	4,145,681	1.61
Connecticut	701	1.65	4,928,766	1.92
Delaware	125	0.29	700,166	0.27
District of Columbia	158	0.37	472,917	0.18
Florida	3,661	8.62	22,126,184	8.61
Georgia	1,206	2.84	5,487,945	2.13
Hawaii	95	0.22	647,785	0.25
Idaho	97	0.23	289,487	0.11
Illinois	1,146	2.70	7,317,914	2.85
Indiana	634	1.49	2,753,693	1.07
Iowa	234	0.55	1,465,224	0.57
Kansas	241	0.57	769,995	0.30
Kentucky	309	0.73	1,523,877	0.59
Louisiana	385	0.91	1,230,085	0.48
Maine	77	0.18	142,336	0.06
Maryland	818	1.93	5,343,572	2.08
Massachusetts	1,482	3.49	8,431,563	3.28
Michigan	1,567	3.69	13,745,591	5.35
Minnesota	617	1.45	3,482,348	1.35
Mississippi	217	0.51	714,549	0.28
Missouri	554	1.30	4,260,491	1.66
Montana	105	0.25	498,403	0.19
Nebraska	138	0.32	1,339,684	0.52
Nevada	220	0.52	769,907	0.30
New Hampshire	257	0.60	865,120	0.34
New Jersey	2,520	5.93	24,114,108	9.38
New Mexico	176	0.41	486,269	0.19
New York	3,826	9.00	28,914,210	11.25
North Carolina	1,036	2.44	4,410,082	1.72
North Dakota	53	0.12	187,002	0.07
Ohio	1,258	2.96	7,732,601	3.01
Oklahoma	285	0.67	2,062,141	0.80
Oregon	681	1.60	3,064,096	1.19
Pennsylvania	2,166	5.10	13,652,029	5.31
Rhode Island	148	0.35	799,615	0.31
South Carolina	438	1.03	2,259,215	0.88
South Dakota	62	0.15	142,265	0.06
Tennessee	855	2.01	4,931,297	1.92
Texas	3,352	7.89	22,014,844	8.56
Utah	207	0.49	1,130,537	0.44
Vermont	75	0.18	127,137	0.05
Virginia	1,035	2.44	6,523,232	2.54
Washington	827	1.95	4,404,209	1.71
West Virginia	154	0.36	741,514	0.29
Wisconsin	545	1.28	2,625,491	1.02%
Wyoming	68	0.16	179,051	0.07
Total	42,490	100.00%	257,069,368	100.00

CIT Equipment Collateral 2005-VT1
Payment Status
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount

Current, including 1 to 30 day
delinquent contracts	39,956	94.04%	246,030,953	95.71%
31-60 days delinquent	1,079	2.54	5,807,443	2.26
61-90 days delinquent	551	1.30	2,760,554	1.07
91-120 days delinquent	408	0.96	1,138,817	0.44
Over 120 days delinquent	496	1.17	1,331,601	0.52
Total	42,490	100.00%	257,069,368	100.00%

Equipment Type
at December 31, 2006
		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Equipment	Contracts	Contracts	Amount	Amount

Telecommunciations	7,384	17.38%	111,023,340	43.19%
General Office Equipment/Copiers	6,313	14.86	63,552,050	24.72
Computers	25,351	59.66	63,360,141	24.65
Automotive	2,503	5.89	11,199,642	4.36
Other (1)	736	1.73	4,251,782	1.65
Software	176	0.41	3,373,966	1.31
Resources	27	0.06	308,446	0.12
Total	42,490	100%	257,069,368	100%

(1) Includes $161,035.18 as the largest and $5,776.88 as the average Required Payoff Amount.

CIT Equipment Collateral 2005-VT1
Required Payoff Amount
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount

0.00 - 5,000.00	32,499	76.49%	47,356,764	18.42%
5,000.01 - 10,000.00	5,236	12.32	36,524,432	14.21
10,000.01 - 15,000.00	1,809	4.26	21,948,063	8.54
15,000.01 - 25,000.00	1,361	3.20	26,015,047	10.12
25,000.01 - 50,000.00	917	2.16	31,684,144	12.33
50,000.01 - 100,000.00	401	0.94	27,336,755	10.63
100,000.01 - 150,000.00	124	0.29	14,923,255	5.81
150,000.01 - 250,000.00	70	0.16	13,719,295	5.34
250,000.01 - 500,000.00	47	0.11	15,783,181	6.14
500,000.01 - 1,000,000.00	20	0.05	12,349,092	4.80
1,000,000.01 - 2,000,000.00	5	0.01	6,572,071	2.56
2,000,000.01 - 2,857,269.18	1	0.00	2,857,269	1.11
Total	42,490	100.00%	$257,069,368	100.00%

Remaining Term
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)

0- 12	24,820	58.41%	69,759,434	27.14%
13- 24	6,685	15.73	37,305,232	14.51
25- 36	10,591	24.93	142,001,758	55.24
37- 48	393	0.92	7,963,764	3.10
49- 60	1	0.00	39,180	0.02
Total	42,490	100.00%	257,069,368	100.00%

CIT Equipment Collateral 2005-VT1
Types of Obligor
at December 31, 2006

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount

Service Organizations (1)	19,444	45.76%	128,338,314	49.92%
Manufacturing	4,150	9.77	28,407,119	11.05
Financial Services Institutions	3,684	8.67	25,959,289	10.10
Medical / Healthcare Organizations	2,301	5.42	20,353,226	7.92
Wholesale Trade	2,542	5.98	12,493,269	4.86
Retail Trade	3,119	7.34	11,166,993	4.34
Communications & Utilities	468	1.10	5,998,354	2.33
Government	412	0.97	5,489,282	2.14
Construction	1,760	4.14	5,048,723	1.96
Transportation	923	2.17	4,677,750	1.82
Other (2)	2,615	6.15	4,101,075	1.60
Printing & Publishing	506	1.19	3,406,766	1.33
Resources & Agriculture	566	1.33	1,629,208	0.63
Total	42,490	100.00%	257,069,368	100.00%

(1)	Primarily: Miscellaneous Service Organizations (39.34%); Engineering, Accounting and Research (14.17%); Business Services (10.90%); Automotive Repair, Services & Parts (9.65%) and Membership Organizations (7.09%).

(2)	Includes $115,794.51 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 1.60% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 1.54% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.05% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount

Top 5 Obligors	252	0.59%	$13,009,207	5.06%

     The Top 5 obligors conduct business in the Service Industries (2.47%); Medical/healthcare Industries (0.93%); Manufacturing Industries (0.84%) and Financial Services Institutions (0.82%).

CIT Equipment Collateral 2005-VT1
Scheduled Payments from the Contracts
at December 31, 2006

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows

Positive Rent Due	5,051,317.81

January-2007	15,286,829.99	July-2009	3,000,472.57
February-2007	16,446,019.81	August-2009	2,605,647.96
March-2007	15,234,808.65	September-2009	1,960,427.59
April-2007	14,751,884.87	October-2009	1,347,943.02
May-2007	14,083,588.05	November-2009	950,359.51
June-2007	13,270,339.24	December-2009	492,760.54
July-2007	13,278,501.36	January-2010	233,891.92
August-2007	12,427,195.14	February-2010	94,228.23
September-2007	11,339,019.80	March-2010	52,036.03
October-2007	10,074,281.66	April-2010	29,276.38
November-2007	8,944,988.30	May-2010	26,210.72
December-2007	7,515,644.37	June-2010	18,144.63
January-2008	7,393,371.33	July-2010	8,323.20
February-2008	6,920,302.06	August-2010	8,146.87
March-2008	6,652,883.44	September-2010	8,146.87
April-2008	6,836,518.56	October-2010	1,681.66
May-2008	6,520,873.81	November-2010	1,402.66
June-2008	6,363,684.32	December-2010	1,302.39
July-2008	6,325,000.65	January-2011	735.95
August-2008	6,087,755.91	February-2011	735.95
September-2008	5,873,956.58	March-2011	735.95
October-2008	5,700,037.10	April-2011	735.95
November-2008	5,499,903.68	May-2011	735.95
December-2008	5,261,423.99	June-2011	735.95
January-2009	5,128,286.71	July-2011	735.95
February-2009	4,916,437.15	August-2011	735.95
March-2009	4,547,924.20	September-2011	735.95
April-2009	4,224,616.41	October-2011	735.95
May-2009	3,889,777.12	November-2011	735.95
June-2009	3,410,341.85	December-2011	736.95